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                                                                 Exhibit 99.1

                              CERTIFICATION OF THE
                           CHIEF EXECUTIVE OFFICER OF
                       ATLANTIC TECHNOLOGY VENTURES, INC.

In connection with the Quarterly Report of Atlantic Technology Ventures, Inc. on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederic P. Zotos, Chief Executive Officer of Atlantic, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Sectiion 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Atlantic.


                                          /s/ FREDERIC P. ZOTOS
                                          ----------------------------------
                                          Frederic P. Zotos
                                          President and Chief Executive Officer
                                          November 7, 2002